                                                                   EXHIBIT 23.06

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Ronald R. Budacz, hereby consent to the use, in the Registration Statement on Form S-4 of Flextronics International Ltd. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                                 /s/ RONALD R. BUDACZ
                                          --------------------------------------
                                                     Ronald R. Budacz

January 17, 2000